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                                                                 EXHIBIT 10.9

                         TECHNOLOGY LICENSE AGREEMENT

     THIS TECHNOLOGY LICENSE AGREEMENT (the "Agreement") is made between Iteris, Inc., a Delaware corporation ("Licensor"), and Odetics, Inc., a Delaware corporation ("Licensee"), effective as of ______, 2000 (the "Effective Date").

                                   RECITALS

     WHEREAS, Licensor is engaged in the business of designing, developing and marketing software based products and services to improve the safety and efficiency of vehicle transportation, including, without limitation, video sensor products and transportation management and traveler information systems for the intelligent transportation systems industry ("Licensor's Business"); and

     WHEREAS, Licensor and Licensee have entered into a Separation and Distribution Agreement (the "Separation and Distribution Agreement") pursuant to which Licensee will spin-off its ownership interest in Licensor to Licensee's stockholders (the "Spin-Off") and has transferred to Licensor all of the assets relating to Licensor's Business, including, without limitation, all intellectual property relating to Licensor's business; and

     WHEREAS, Licensee desires to obtain and Licensor desires to grant a nonexclusive perpetual, worldwide, royalty-free license to use, manufacture, publish, reproduce, publicly display, publicly perform, modify, enhance, distribute, sell, sublicense, market and otherwise exploit by any means or methods now or hereafter known, the intellectual property relating to Licensor's Business, subject to the limitations set forth herein; and

     WHEREAS, the parties desire to confirm herein their license arrangements and their respective ownership rights.

                                   AGREEMENT

     NOW THEREFORE, in consideration of the premises hereof, and the mutual obligations herein, the parties hereto, intending to be legally bound, hereby agree as follows:

     1.  License; Delivery.

         1.1 License. Subject to the terms and conditions of this Agreement,
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Licensor hereby grants to Licensee, and Licensee accepts from Licensor, a nonexclusive perpetual, worldwide, royalty-free license to use, manufacture, publish, reproduce, publicly display, publicly perform, modify, enhance, distribute, sell, sublicense, market and otherwise exploit by any means or methods now or hereafter known, all domestic and foreign patents, copyrights, software (in object code and source code form) mask works, trade secrets, inventions and other proprietary rights relating to Licensor's Business that were transferred to Licensor by Licensee pursuant to the Separation and Distribution Agreement (the "Technology") and all manuals and other related documentation then prepared by or on behalf of Licensor, under the trade marks or trade names designated by Licensee, in its sole and absolute discretion. The Technology specifically excludes all trademarks, service marks and tradenames of Licensor.

         1.2 License Restrictions. Notwithstanding the license granted pursuant
             --------------------
to Section 1.1 of this Agreement, the license shall not include and Licensee shall be prohibited from using the
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Technology in any manner whatsoever that is related to the Licensor's Business or the intelligent transportation systems industry, either directly or indirectly, without the express written consent of Licensor. The license shall be nonexclusive and Licensor retains the right to use, publish, reproduce, modify, enhance, distribute, sell, sublicense, market and otherwise exploit the Technology in any manner whatsoever.

         1.3 On a periodic basis to be mutually agreed, Licensee shall report its utilization of the Technology to Licensor.

     2.  Title and Ownership Rights. All right, title and interest in and to the
         --------------------------
Technology and all related documentation, and all copyrights, patents, trademarks, service marks or other intellectual property or proprietary rights related thereto, are and shall remain solely with Licensor. Licensee acknowledges that no such title to the Technology and related documentation is granted under this Agreement, and that no such assertion shall be made by Licensee. Licensee is granted only licenses and rights to the Technology as set forth herein.

     3.  Indemnification; Limitation of Liability.
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         3.1 Indemnification. Licensee agrees to indemnify and hold Licensor,
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its subsidiaries and affiliates, harmless against any claim, loss, liability or damage arising out of any claim, whether now existing or hereinafter arising, related to the use of the Technology by Licensee or to any enhancements, modifications, updates or derivative works of the Technology developed by Licensee, including, but not limited to, claims of product defect, whether or not under warranty.

         3.2 Defense of Claims. The indemnifying party shall have the right to
             -----------------
have sole control of the defense of any such action and all negotiations for its settlement or compromise; provided, however, that in the event the indemnifying party notifies the party to be indemnified that it does not intend to conduct such defense or the indemnifying party fails to conduct such defense on a diligent and timely basis, the party to be indemnified may conduct the defense with counsel of its choosing and shall be indemnified by the indemnifying party for reasonable expenses related thereto. Neither party shall settle any such claim without the prior written consent of the other, which will not be unreasonably withheld. Each party agrees to cooperate with the other in the defense of any claims.

         3.3 Limitation of Liability. EACH PARTY DISCLAIMS ALL WARRANTIES,
             -----------------------
EXPRESS OR IMPLIED, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE AND, WITH RESPECT TO THE TECHNOLOGY EXISTING AS OF THE DATE HEREOF ONLY, ANY AND ALL WARRANTIES OF INFRINGEMENT OR TITLE. NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF THIS AGREEMENT OR ANY PERFORMANCE HEREUNDER, EVEN IF SUCH PARTY HAS ADVANCE NOTICE OF THE POSSIBILITY OF SUCH DAMAGES.

     4.  Confidentiality.
         ---------------

         4.1 Protection of Confidential Information. Each party will refrain
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from using the other party's Confidential Information except as contemplated herein, and from disclosing such Confidential Information to any third party except to employees who participate directly in the

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performance of the receiving party's obligations hereunder. Each party shall protect and safeguard the Confidential Information of the other party using at least the same degree of care such party uses to protect its own Confidential Information of like importance. Each party agrees that all employees and subcontractors to whom Confidential Information is disclosed will have signed a confidentiality agreement in form and substance reasonably acceptable to the disclosing party, copies of which will be provided upon request. Each party shall be responsible for any breach of this provision by any of its officers, directors, employees, representatives or agents.

         4.2  Confidential Information Defined.  For purposes of this Agreement,
              --------------------------------
Confidential Information includes any information and data which is, or should be reasonably understood to be, confidential or proprietary to the disclosing party, which may include, without limitation, proprietary technical, financial, personnel, marketing, pricing, sales and/or commercial information with respect to the products and services of the parties, as well as ideas, concepts, designs, computer programs (including source code and object code) and inventions and all record bearing media containing or disclosing such Confidential Information which are disclosed pursuant to this Agreement. Confidential Information does not include information (a) already rightfully known to the receiving party without an obligation to maintain its confidentiality, (b) independently developed by the receiving party without the use of any Confidential Information, as evidenced by the written records of the receiving party, (c) generally known to the public without restriction through no fault of the receiving party, (d) obtained without restriction from any third party rightfully empowered to disclose such information, or (e) required to be disclosed by court order provided diligent efforts are undertaken to limit disclosure.

         4.3  Irreparable Harm.  Each party agrees that the unauthorized use or
              ----------------
disclosure of the other party's Confidential Information may cause irreparable injury to the party concerned. Accordingly, both parties agree that the remedy at law for any breach of this Section may be inadequate and, in recognition thereof, agree that the party suffering from the unauthorized use or disclosure shall be entitled to injunctive relief to prevent any such breach or the threat of such a breach.

     5.  Term and Termination.
         --------------------

         5.1  Term. The term of this Agreement shall commence on the date hereof
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and continue until terminated by mutual agreement of the parties or by either party as provided herein.

         5.2  Termination for Material Default.  Either party may terminate this
              --------------------------------
Agreement in the event of a breach by the other party of a material representation, warranty or covenant made in this Agreement by the other party and such breach is not cured within thirty (30) days after receipt by the other party of written notice thereof.

         5.3 Effect of Termination. Upon termination of the Agreement, Licensee
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shall promptly return to Licensor any and all tangible forms of the Technology, including source code and object code, if applicable, and all related documentation. The provisions of Sections 2, 3, 4 and 5 of this Agreement shall survive any termination.

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6.  Miscellaneous.
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    6.1  NOTICES. All notices, requests, claims and other communications hereunder shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery by hand, by reputable overnight courier service, by facsimile transmission, or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 7.1) listed below:

    If to Licensee:
    Odetics, Inc.
    1515 South Manchester Avenue
    Anaheim, California   92802
    Attn:  Chief Operating Officer
    Facsimile:  (714) 780-7857
    Telephone:  (714)  774-5000

    If to Licensor:
    Iteris, Inc.
    1515 South Manchester Avenue
    Anaheim, California   92802
    Attn:  Chief Executive Officer
    Facsimile:  (714) 780-7246
    Telephone:  (714) 758-0200

or to such other address or person as any party may, from time to time, designate in a written notice given in a like manner. Notice given by hand shall be deemed delivered when received by the recipient. Notice given by mail as set out above shall be deemed delivered five (5) calendar days after the date the same is mailed. Notice given by reputable overnight courier shall be deemed delivered on the next following business day after the same is sent. Notice given by facsimile transmission shall be deemed delivered on the day of transmission provided telephone confirmation of receipt is obtained promptly after completion of transmission.

    6.2 FURTHER ASSURANCES. Subject to the provisions hereof, the parties hereto shall make, execute, acknowledge, and deliver such other instruments and documents, and take all such other actions, as may be reasonably required in order to effectuate the purposes of this Agreement and to consummate the transactions contemplated hereby. Subject to the provisions hereof, each of the parties shall, in connection with entering into this Agreement, performing its obligations hereunder and taking any and all actions relating hereto, comply with all applicable laws, regulations, orders, and decrees, and promptly provide the other parties with all such information as they may reasonably request in order to be able to comply with the provisions of this Agreement.

    6.3 ENTIRETY OF AGREEMENT. This Agreement shall constitute the entire agreement between the parties hereto with respect to the subject matter hereof and shall supersede all prior agreements and undertakings, both written and oral, between the parties with respect to the subject matter hereof. This Agreement may not be amended or modified except by an instrument in writing signed by, or on behalf of, the parties.

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    6.4  WAIVER.  The failure of either party in any one or more instances to insist upon strict performance of any of the terms and conditions of this Agreement shall not be construed as a waiver or relinquishment to any extent, of the right to assert or rely upon any such terms or conditions on any future occasion.

    6.5 DISCLAIMER OF AGENCY. This Agreement shall not constitute either party the legal representative or agent of the other, nor shall either party have the right or authority to assume, create, or incur any third-party liability or obligation of any kind, express or implied, against or in the name of or on behalf of the other party except as expressly set forth in this Agreement. The relationship of Licensee and Licensor shall be solely that of contracting parties and no partnership joint venture or other arrangement of any nature shall be deemed to be created hereby.

    6.6 SEVERABILITY. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

    6.7 GOVERNING LAW. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of California as to all matters.

    6.8 ASSIGNMENT. Neither of the parties may assign or delegate any of its rights or duties under this Agreement without the prior written consent of the other party; provided that either party or any of its sublicensees may assign its rights and obligations under this Agreement in the event of a sale of all or substantially all of its assets or a merger in which that party or sublicensee is not the surviving entity. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and permitted assigns, by merger, acquisition of assets or otherwise.

    6.9 ATTORNEY'S FEES. In the event of any legal proceeding between the parties arising under this Agreement, the prevailing party in any action shall be entitled to recover, in addition to any other relief awarded or grants, its costs and expenses (including reasonable attorney's fees) incurred in any such proceeding.

    6.10 DISPUTE RESOLUTION. If the parties are unable, after good faith negotiations, which each hereby covenants to undertake, to resolve any dispute arising between them within fifteen (15) days after notice is given of such dispute, then the dispute will be referred to arbitration (which the parties agree is the exclusive means of resolving any such dispute) before one (1) arbitrator in Orange County, California, or any other place mutually agreed upon by the parties hereto, in accordance with the applicable rules then in effect of the Judicial Arbitration and Mediation Service (or any other form of arbitration mutually acceptable to the parties). Such arbitrator shall be selected by the mutual agreement of Licensor and Licensee, or if no mutual agreement can be reached within ten (10) days after the termination of the fifteen day period referenced above, then such arbitrator shall be appointed by the arbitration service. The civil discovery statutes of the State of California shall apply to such arbitration. The determination made

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in accordance with the rules of JAMS (or such other form of arbitration as the parties may mutually agree) shall be delivered in writing to the parties hereto and shall be final, binding and conclusive on the parties hereto, and the amount of the claim, if any, determined to exist shall be a valid claim and no further remedy shall be available to either party with respect to such dispute and judgment may be entered upon such decision in accordance with applicable law in any court having jurisdiction thereof. The arbitration shall include a provision that the losing party pay the fees and expenses of the arbitrator.

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     This Agreement is executed by the parties as of the date indicated above.

LICENSOR:                                  LICENSEE:

ITERIS, INC.                               ODETICS, INC.

By:_____________________________           By:________________________________
Name:  Jack Johnson                        Name:  Gregory A. Miner
Title:  Chief Executive Officer            Title:  Chief Operating Officer

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